UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2005
SS&C Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28430	06-1169696

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 298-4500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Amendment to Merger Agreement
     On August 25, 2005, SS&C Technologies, Inc. (the “Company” or “SS&C”) entered into Amendment No. 1 (“Amendment One”) to the Agreement and Plan of Merger, dated as of July 28, 2005 (as amended, the “Merger Agreement”), by and among the Company, Sunshine Acquisition Corporation, a Delaware corporation (“Parent”), and Sunshine Merger Corporation, a Delaware corporation and wholly owned subsidiary of Parent. Amendment One provides that immediately prior to the effective time of the merger set forth in the Merger Agreement (the “Merger”), all outstanding options to purchase shares of the Company’s common stock will become fully vested and immediately exercisable and that each outstanding option to purchase shares of the Company’s common stock (other than any option held by (i) the Company’s non-employee directors, (ii) certain individuals identified by the Company and Parent and (iii) individuals who hold options that are, in the aggregate, exercisable for fewer than 100 shares of the Company’s common stock) will be assumed by Parent and converted at the effective time of the Merger into an option to acquire Parent’s common stock. Amendment One also provides that each outstanding option to purchase shares of the Company’s common stock held by (i) the Company’s non-employee directors, (ii) certain individuals identified by the Company and Parent and (iii) individuals who hold options that are, in the aggregate, exercisable for fewer than 100 shares of the Company’s common stock, will terminate at the effective time of the Merger in exchange for a payment, without interest and less any applicable withholding taxes, equal to the number of shares of the Company’s common stock subject to such option multiplied by the amount, if any, by which the cash consideration per share to be paid in the Merger ($37.25) exceeds the exercise price of the option. In addition, as set forth in Amendment One, all outstanding warrants, except for certain scheduled warrants, to acquire the Company’s common stock will be cancelled in exchange for an amount in cash (without interest), equal to the product of (1) the total number of shares of the Company’s common stock subject to the warrant multiplied by (2) the excess, if any, of $37.25 over the exercise price per share of the Company’s common stock under such warrant, less any applicable withholding taxes.
Acceleration of Outstanding Options of Executive Officers; Director Options
     To implement in part Amendment One, on August 24, 2005 the Board of Directors of SS&C (the “Board”), pursuant to its authority under the Company’s 1998 Stock Incentive Plan, as amended (the “1998 Plan”), authorized the acceleration of vesting (effective immediately prior to the effective time of the Merger) of all outstanding options granted under the 1998 Plan to William C. Stone, Normand A. Boulanger, Patrick J. Pedonti, Stephen V.R. Whitman and Kevin Milne, its executive officers. The Board also authorized the Company to enter into consent agreements with each of David W. Clark, Jr., Joseph H. Fisher, William C. (Curt) Hunter, Albert L. Lord and Jonathan M. Schofield, its non-employee directors, in which such non-employee directors would agree to receive cash consideration (as described in Amendment One above) for the options granted to them under the Company’s 1996 Director Stock Option Plan, as amended, in consideration for the cancellation of such options. To the knowledge of the Company, each non-employee director has indicated his intention to enter into such a consent agreement with respect to any outstanding options prior to the effective time of the Merger.
     A copy of Amendment One is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary of Amendment One is qualified in its entirety by the complete text of Amendment One filed herewith.
Important Additional Information Filed with the SEC
     In connection with the proposed Merger, on August 25, 2005 the Company filed a preliminary proxy statement with the SEC and plans to file a definitive proxy statement and other documents with the SEC. Before making any voting or investment decision, the Company’s investors and security holders are urged to read carefully in their entirety the preliminary proxy statement and the definitive proxy statement and other relevant documents (when they become available) because they contain or will contain important information about the Company, the Merger and related matters.

     Investors and security holders are able to obtain free copies of the preliminary proxy statement, and will be able to obtain free copies of the definitive proxy statement and other relevant documents filed with the SEC (when they become available), through the web site maintained by the SEC at www.sec.gov.
     In addition, investors and security holders will be able to obtain free copies of the definitive proxy statement (when it becomes available) from the Company by contacting Investor Relations, SS&C Technologies, Inc., 80 Lamberton Road, Windsor, CT 06095, telephone (860) 298-4500.
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and its annual meeting proxy statement dated April 26, 2005, which are filed with the SEC. Additional information regarding the interests of the potential participants is included in the preliminary proxy statement on file with the SEC and will be included in the definitive proxy statement and other relevant documents to be filed with the SEC.
Cautionary Note Regarding Forward-Looking Statements
     Statements in this document regarding the proposed Merger, the expected effects, timing and completion of the proposed transaction and any other statements about SS&C’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure to obtain stockholder approval, the failure of Parent to consummate the necessary debt financing arrangements set forth in a commitment letter received by Parent or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in SS&C’s industry, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in SS&C’s Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC. In addition, any forward-looking statements represent SS&C’s estimates only as of today and should not be relied upon as representing SS&C’s estimates as of any subsequent date. SS&C disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit Description

2.1+	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 25, 2005, by and among SS&C Technologies, Inc., Sunshine Acquisition Corporation and Sunshine Merger Corporation.

+	SS&C Technologies, Inc. hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.

Date: August 30, 2005	By:	/s/ Patrick J. Pedonti

Patrick J. Pedonti
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1+	Amendment No. 1 to Agreement and Plan of Merger, dated as of August 25, 2005, by and among SS&C Technologies, Inc., Sunshine Acquisition Corporation and Sunshine Merger Corporation.

+	SS&C Technologies, Inc. hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.